UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2006

APEX SILVER MINES LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies		Not Applicable
(Address of principal executive offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry Into Material Definitive Agreement

Signature

Item 1.01 Entry Into Material Definitive Agreement

                                On April 6, 2006 Apex Silver Mines Limited (the “Apex Silver”) entered into an Underwriting Agreement with Harris Nesbitt Corp. (the “Underwriter”) relating to the offer and sale by Apex Silver of 6,375,000 ordinary shares at $24.45 per share pursuant to a prospectus supplement to its shelf registration statement. Proceeds to Apex Silver, net of the underwriter's fee of $4,781,250, will be $151,087,500.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2006

Apex Silver Mines Limited

By:	/s/ Mark A. Lettes
Mark A. Lettes
Chief Financial Officer